                                                                  EXHIBIT 10.72


                               ASSIGNMENT

         The undersigned, KATHRYN P. LeROY and RITA R. ROEDLING as Co-Trustees under DECLARATION OF TRUST dated October 28, 1987, hereby assign all of their right, title and interest in and to that certain limited partnership doing business as WEST VALLEY PARTNERSHIP, to KATHRYN P. LeROY whose social security number is XXX-XX-XXXX and whose address is XXXX effective as of the date hereof.

         EXECUTED this  12th  day of  AUGUST  , 1988.
                       ------        --------



                                        /s/ KATHRYN P. LeROY
                                        --------------------
                                        KATHRYN P. LeROY
                                        Co-Trustee

                                        /s/ RITA R. ROEDLING
                                        --------------------
                                        RITA R. ROEDLING
                                        Co-Trustee

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

         On    8/12   , 1988, before me, the undersigned, a Notary Public in
            ----------
and for said County and State, personally appeared KATHRYN P. LeROY, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same.

         WITNESS my hand and official seal.

                                         /s/ ELLEN KEMP WATSON
                                         --------------------------
                                         Notary Public in and for
                                         said County and State



                 OFFICIAL SEAL
               ELLEN KEMP WATSON
            NOTARY PUBLIC-CALIFORNIA
               LOS ANGELES COUNTY
        My Commission Expires Feb. 10, 1992

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

         On   8/12  , 1988, before me, the undersigned, a Notary Public in
            --------
and for said County and State, personally appeared RITA R. ROEDLING, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same.

              WITNESS my hand and official seal.

                                          /s/ ELLEN KEMP WATSON
                                         --------------------------
                                         Notary Public in and for
                                         said County and State


                 OFFICIAL SEAL
               ELLEN KEMP WATSON
            NOTARY PUBLIC-CALIFORNIA
               LOS ANGELES COUNTY
        My Commission Expires Feb. 10, 1992


                     ACCEPTANCE AND REASSIGNMENT

         The undersigned, KATHRYN P. LeROY, hereby accepts the foregoing assignment and hereby assigns all of her right, title and interest in and to that certain limited partnership doing business as WEST VALLEY PARTNERSHIP to RITA R. ROEDLING whose social security number is ###-##-#### and whose address is 1015 No. Beverly Drive, Beverly Hills, California-90210, effective as of the date hereof.


                                        /s/ KATHRYN P. LeROY
                                        --------------------
                                        KATHRYN P. LeROY

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

         On   8/12  , 1988, before me, the undersigned, a Notary Public in
            -------
and for said County and State, personally appeared KATHRYN P. LeROY, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same.

             WITNESS my hand and official seal.

                                        /s/ ELLEN KEMP WATSON
                                        --------------------------
                                        Notary Public in and for
                                        said County and State


                 OFFICIAL SEAL
               ELLEN KEMP WATSON
            NOTARY PUBLIC-CALIFORNIA
               LOS ANGELES COUNTY
        My Commission Expires Feb. 10, 1992


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